Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 212 832 3232 Contact: Paul Zettl Senior Vice President Head of Global Marketing 212 446 9189

Cohen & Steers Quality Income Realty Fund, Inc.

Announces the Results of Its Rights Offering

NEW YORK, February 14, 2020—Cohen & Steers Quality Income Realty Fund, Inc. (NYSE: RQI) (the “Company”) today announced the results of its transferable rights offering (the “Offer”), which commenced on January 17, 2020, and expired on February 13, 2020 (the “Expiration Date”).

The Offer entitled the holders of the Company’s common stock (par value $0.001 per share) (“Common Stock”) to subscribe for up to an aggregate 36,424,162 shares of Common Stock. The subscription price of $14.12 per share of Common Stock was determined based upon the formula equal to 90.25% of the Company’s net asset value per share of Common Stock at the close of trading on the NYSE on the Expiration Date. Shares of Common Stock will be issued promptly after completion and receipt of all stockholder payments.

Proceeds of the Offer are expected to be approximately $350 million. The Company will receive the entire proceeds of the Offer since Cohen & Steers Capital Management, Inc. (the “Advisor”), the Company’s investment adviser, has agreed to pay the dealer manager fee and all other expenses related to the Offer. The Company intends to invest the proceeds of the Offer and associated borrowings in accordance with its investment objectives and policies.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. Such information, including other information about the Company, can be found on file with the Securities and Exchange Commission and should be read carefully before investing.

About Cohen & Steers Quality Income Realty Fund, Inc. The Company’s primary investment objective is high current income through investment in real estate securities. The Company’s secondary objective is capital appreciation. Under normal market conditions, at least 80% of the Company’s total assets are invested in income producing equity securities issued by high quality REITs.

About Cohen & Steers. Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong and Tokyo.

The Advisor is a wholly owned subsidiary of Cohen & Steers.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Company and the Advisor believe the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s reports that are filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Company and the Advisor do not assume a duty to update any forward-looking statement.

Risks of Investing in Real Estate Securities

The risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and be less liquid than larger companies.

Risks of Investing in Closed-End Funds

Shares of many closed-end funds frequently trade at a discount from their asset value. Funds are subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in a fund.

SOURCE: Cohen & Steers

CONTACT: Paul Zettl

Senior Vice President, Head of Global Marketing

212 446 9189

Website: https://www.cohenandsteers.com

Symbols: NYSE: RQI, CNS